UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

              Tennessee                                     62-0634010
              ---------                                     ----------
     (State or Other Jurisdiction                        (I.R.S. Employer
           of Incorporation)                            Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
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                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 23, 2006, Fred's, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 28, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)    Exhibits.

            99.1   Press Release issued by Fred's, Inc., dated March 23, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRED'S, INC.
                                      (Registrant)


Date:  March 23, 2006                 By:  /s/   Jerry A. Shore
                                           -------------------------------------
                                                 Jerry A. Shore
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
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 99.1            Copy of press release issued by Fred's, Inc. on March 23, 2006.